2015 First Quarter Earnings April 30, 2015 Investor Presentation Exhibit 99.2

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Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the
Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The
Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v)
continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short-
and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings;
(viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team;
(xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

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2015 First Quarter Accomplishments
Net Income
Net income available to common shareholders of $11.7 million, or $0.29 per diluted share, up from $9.2 million, or $0.25 per diluted share from the prior quarter, and up from a net loss to common shareholders of $(0.2) million, or $(0.01) per diluted share from a year ago
Return on average assets of 0.9% and return on average tangible common equity of 13.5%
Revenues
Total revenue of $98.0 million for the first quarter, up 12% quarter-over-quarter and 62%
year-over-year
Net interest income of $52.0 million for the first quarter, up 12% quarter-over-quarter and
48% year-over-year
Expenses
Total expenses of $75.9 million for the first quarter, down $2.3 million from the prior quarter
Consolidated efficiency ratio improved to 77%, compared to 90% from the prior quarter and
95% from a year ago
Balance
Sheet
Total assets grew to $6.1 billion, up 2% quarter-over-quarter and 51% year-over-year
Deposit balances increased by $190 million, or 4% quarter-over-quarter and 56% year-over-year
Noninterest-bearing deposit balances increased by $87 million, or 13% quarter-over-quarter and 74% year-over-year
Capital
Tangible equity to tangible assets (TE/TA) increased to 7.6%; 9.0% pro-forma for April capital raise
Tangible book value per
share²
increased to $10.81 from $10.53 from the prior quarter
1
Pro-forma based on 3/31/15 balance sheet plus net proceeds of $111.4 million from April preferred stock offering & $172.8 million from April debt offering
2
Adjusted tangible book value per share including shares issuable under purchase contracts (TEUs) increased to $9.96 from $9.64.

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Income Statement
1Q 2015 4Q 2014 1Q 2014
Net Interest Income $52.0 $46.3 $35.2
Noninterest Income 46.0 40.9 25.3
Total Revenue 98.0 87.2 60.5
Expenses (75.9) (78.2) (57.6)
Pre-Tax, Pre-Provision Income 22.1 9.0 2.9
Provision 0.0 (4.2) (1.9)
Pre-Tax Income 22.1 4.8 0.9
Tax Benefit (Expense) (9.5) 5.3 (0.2)
Net Income 12.6 10.1 0.7
Preferred Dividends (0.9) (0.9) (0.9)
Net Income Available to Common $11.7 $9.2 $(0.2)
Diluted Earnings Per Share $0.29 $0.25 $(0.01)
ROAA 0.9% 0.8% 0.1%
ROATCE 13.5% 11.1% 0.9%
Average shares outstanding (fully diluted EPS) (1) 38.3 35.4 20.2
($ in millions except per share data)
* Figures may not foot due to rounding.
1 Average shares outstanding include potential TEU conversions to common shares (in millions).

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Business Segments
($ in millions)
* Figures may not foot due to rounding.
Pre-Tax Income 1Q 2015 4Q 2014 B/W
Banking $15.9 $3.1 $12.8
Mortgage Banking 9.6 3.2 6.4
Financial Advisory / Asset
Management
0.6 3.9 (3.3)
Corporate / Other (4.1) (5.5) 1.4
Consolidated $22.1 $4.8 $17.3
Banking segment represented:
Over 70% of consolidated
pre-tax profitability
Approximately 75% of
increase in quarter over
quarter pre-tax profits
Over 60% of consolidated
revenues
Mortgage Banking pre-tax profits
tripled quarter over quarter

Net Interest Income and Net Interest Margin
Net Interest Income ($ in millions)
Cost of Deposits Loan Yields
Net Interest Margin
Net interest income benefited from full quarter impact
of Popular acquisition
Stable loan yields compared to prior quarter driven by
pricing discipline
Consolidated net interest margin expanded due to
deposit repricing
Disciplined deposit repricing strategy drove the
favorable drop
+48% YoY -8% YoY
-12% YoY -30% YoY
5
$35.2
$35.6
$38.2
$46.3
$52.0
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
4.00%
3.70%
3.58%
3.65%
3.69%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
5.12%
4.75%
4.62%
4.60% 4.59%
1Q 2014 2Q 2014 3Q 2014 4Q 2014
1Q 2015
0.77%
0.74%
0.70%
0.60%
0.54%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015

Noninterest Income
Noninterest Income
($ in millions)
* Figures may not foot due to rounding.
6
$17.3
$26.1
$26.9
$25.0
$37.9
$2.6
$3.0
$10.3
$3.9
$4.5
$1.1
$1.8
$3.3
$6.7
$1.2
$4.2
$4.4
$3.6
$5.2
$2.4
$25.3
$35.4
$44.1
$40.9
$46.0
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Mortgage Banking Gain on Sale of Loans Advisory Service Fees All Other

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Noninterest Expense
($ in millions)
Number of Employees
(Headcount)
Noninterest Expenses
$57.6
$60.3
1
$67.4
1 Includes Mortgage Banking-related commissions, bonus and loan-related expenses.
2 Includes 149 employees acquired from BPOP; retail branches, business  banking, commercial real estate, and operations.
$78.2
$75.9
2
$48.9
$48.0
$51.8
$58.8
$58.3
$8.7
$12.3
$13.2
$13.5
$17.6
$2.4
$5.9
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Base Volume-Related Acquisition/Non-core
690
647 658
662
728
527
573
634
813
805
1,217
1,220
1,292
1,475
1,533
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Banc Home Loans Bank / TPG / HoldCo

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Balance Sheet
1Q 2015 4Q 2014 1Q 2014
Cash and All Deposits in Financial Institutions $        267 $        233 $        335
Securities 394 346 108
Loans Held for Sale 1,241 1,187 1,000
Loans Held for Investment 3,934 3,949 2,397
ALLL (29) (29) (20)
All Other Assets 291 286 210
Total Assets $     6,097 $     5,971 $     4,030
Noninterest-bearing Deposits $        749 $        662 $        431
Interest-bearing Deposits 4,113 4,010 2,678
Deposits 4,862 4,672 3,109
FHLB Advances / Other Borrowings 560 633 465
Notes Payable 93 94 82
All Other Liabilities 69 70 49
Total Liabilities 5,583 5,468 3,705
Equity 514 503 325
Total Liabilities and Equity $     6,097 $     5,971 $     4,030
($ in millions, period ending balances)
* Figures may not foot due to rounding.

Loan Portfolio
Total Loans (HFS/HFI)
($ in millions)
1
1 Includes C&I, SBA & Leasing
* All Balances Period-End.
9
$374
$455 $464
$613
$639
$586
$567 $548
$1,042 $1,014
$155
$234
$367
$956
$940
$1,159
$1,213
$1,191
$1,172
$1,169
$1,000
$1,096
$1,127
$1,187
$1,241
$123
$134
$142
$167
$171
$3,397
$3,698
$3,839
$5,136 $5,175
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Business Commercial Real Estate & Construction Multifamily Single Family Residential Held for sale Other

Deposit Portfolio
$4.9
$3.1
$3.3
$3.6
* All Balances March 31, 2015 Period-End.
$4.7
Total Deposits
($ in billions)
Deposit Mix
(3/31/15 period end balance)
0.60% 0.70% 0.74% 0.77%
Cost of
Deposits: 0.54%
10
$0.43
$0.41
$0.46
$0.66
$0.75
$2.7
$2.9
$3.2
$4.0
$4.1
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Noninterest-bearing Deposits Interest-bearing Deposits
DDA /
NOW
37%
Savings
18%
Money
Market
23%
CDs
22%

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Capital Position
1Q
2014
2Q
2014
3Q
2014
4Q
2014
1Q
2015
Pro
Forma
Regulatory
Well-Capitalized
Ratio
Banc of California, Inc.
Tangible Equity to Tangible Assets (TE/TA) 7.1% 9.1% 9.0% 7.5% 7.6% 9.0%
Tier 1 Leverage Ratio 7.6% 9.9% 9.3% 8.6% 8.0% 9.9%
Tier 1 Risk-based Capital Ratio 10.9% 14.1% 14.0% 10.5% 10.9% 13.2%
Total Risk-based Capital Ratio 12.0% 15.2% 15.0% 11.3% 11.6% 14.0%
Tangible Book Value per share, non-GAAP $9.93 $11.44 $11.33 $10.53 $10.81
Tangible Book Value per share, adjusted
2
$9.93 $9.66 $9.88 $9.64 $9.96
Banc of California, N.A.
Tier 1 Leverage Ratio 9.4% 9.7% 9.8% 9.2% 9.5% 5.0%
Tier 1 Risk-based Capital Ratio 13.5% 13.8% 14.8% 11.3% 12.9% 8.0%
Total Risk-based Capital Ratio 14.5% 14.9% 15.8% 12.0% 13.6% 10.0%
1
1
Pro-forma based on 3/31/15 balance sheet plus net proceeds of $111.4 million from April preferred stock offering & $172.8 million from April debt offering
2
Tangible equity per common stock and shares issuable under purchase contracts. Represents the effect on TBV/share including conversion of TEUs to common shares

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1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
Total Loans (HFI + HFS) $3.4 bln $3.7 bln $3.8 bln $5.1 bln $5.2 bln
Delinquent non-PCI loans to total non-PCI loans 2.21% 2.69% 2.08% 1.55% 1.66%
Non-performing Loans, excluding PCI loans $32.4 $41.6 $38.3 $38.4 $42.8
NPLs / Loans (HFI) 1.35% 1.60% 1.41% 0.97% 1.09%
NPAs / Assets 0.81% 0.96% 0.86% 0.65% 0.71%
NPAs / Equity 10.0% 9.6% 8.7% 7.7% 8.4%
Net Charge Offs (recoveries) $(0.2) $(0.3) $0.2 n/m $0.1
Provision for Loan Losses $1.9 $2.1 $2.8 $4.2 $0.0
ALLL ($) $20.0 $22.6 $25.3 $29.5 $29.3
ALLL to Originated Loans 1.43% 1.34% 1.33% 1.38% 1.35%
ALLL & Discount / Loans 6.32% 5.65% 4.45% 3.34% 3.27%
ALLL / NPLs 62% 54% 66% 77% 69%
Asset Quality
($ in millions unless otherwise noted)

1%
3.75 –
4.00%
Financial Performance Targets
15%
70 –
75%
1 Net Interest Margin shown for Banc of California, N.A. subsidiary. Excludes Holding Company debt interest expense.
Stated Year-End 2015 Run Rate Targets
ROAA ROATCE
Net Interest Margin Efficiency Ratio
13
4.19%
3.88%
3.78%
3.82% 3.84%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
95%
85%
82%
90%
77%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
0.1%
0.8%
1.0%
0.8%
0.9%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
0.9%
12.0%
13.3%
11.2%
13.5%
1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015
1